SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 1, 2007
EMERSON RADIO CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-07731	22-3285224

(State Or Other	(Commission	(IRS Employer
Jurisdiction Of	File Number)	Identification No.)
Incorporation)

9 Entin Road, Parsippany, New Jersey	07054

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 884-5800
Not Applicable
(Former Address, if changed since Last Report) (Zip Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 1, 2007, Eduard Will relinquished his duties and responsibilities as an executive officer of Emerson Radio Corp. (the “Company”) in order to pursue other business opportunities. Mr. Will will continue as the Company’s Vice Chairman and as a member of its Board of Directors but no longer will be compensated by the Company as an executive officer.
     A copy of the press release announcing Mr. Will’s relinquishment of his duties and responsibilities as an executive officer of the Company is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1 — Press release, dated December 6, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON RADIO CORP.
By:	/s/ Greenfield Pitts
Greenfield Pitts
Chief Financial Officer

Dated: December 6, 2007